UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

12 | 31 | 11

Annual report

Putnam VT
High Yield Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/11)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2011

Class IA: $6.61	Class IB: $6.56

Total return at net asset value

			JPMorgan Developed
(as of 12/31/11)	Class IA shares*	Class IB shares†	High Yield Index‡

1 year	1.85%	1.75%	6.59%

5 years	34.03	32.44	46.10
Annualized	6.03	5.78	7.88

10 years	114.52	109.31	141.94
Annualized	7.93	7.67	9.24

Life	498.32	472.87	—
Annualized	7.77	7.57	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

Baa	3.1%

Ba	22.3%

B	47.8%

Caa and below	21.3%

Not rated	5.5%

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/11. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Credit qualities are shown as a percentage of net assets as of 12/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

How would you characterize the environment for the high-yield bond market during the year ended December 31, 2011?

Despite significant turbulence caused by various macroeconomic and political developments, high-yield bonds posted reasonably solid performance in 2011. During the first half of the year, high-yield bonds were among the best-performing fixed-income categories, thanks to a generally supportive economic environment, strong corporate fundamentals, and solid demand for high-yield debt. Toward midyear, however, growing unease about a potentially expanding sovereign debt crisis in Europe, Standard & Poor’s downgrade of the U.S. long-term credit rating, and concern about a global economic slowdown created volatility, and investors fled from risk. As a result, high-yield bonds, as well as other asset classes with greater perceived risk, underperformed substantially.

The high-yield market posted negative returns in the third quarter as headlines and global economic concerns weighed on investors. Defaults ticked up slightly in September, but still remained well below historical averages for the quarter. In a reversal, the high-yield market posted positive returns during the final quarter of the year. The past three months saw a strong October followed by a weak November and then a strong December. After experiencing no defaults in October, the market had six defaults totaling $9.6 billion in November, the most since November 2009. Defaults trailed back down to $1.6 billion in December, closing out the year with 27 defaults for $21.2 billion and a par-weighted default rate of 1.76%. New issuance totaled $246 billion in 2011, making it the second best on record after 2010’s total of $302 billion.

The relatively robust pace of new issuance early in the year weakened in the second half, as market volatility caused a number of issuers to postpone or cancel transactions. High-yield defaults increased slightly during the latter months of the period, but remained below historical averages for the period as a whole. Against this backdrop, the class IA shares of Putnam VT High Yield Fund posted a single-digit gain at net asset value.

What factors detracted from the fund’s relative return?

The fund trailed its benchmark primarily due to overweight exposures to the mid- and lower-quality tiers of the market. An overweight position in Harry & David, a retailer of gourmet gift baskets, hurt performance as the company filed for Chapter 11 bankruptcy. Additional detractors included Travelport, which provides registration systems and other services to the travel industry; Clearwire, which controls the “rails” on which wireless data ride; and wireless carrier Sprint Nextel.

Which holdings helped versus the index?

Top individual relative contributors included First Data, a provider of merchant processing services; and telecommunication services companies Windstream and PAETEC.

What is your outlook for the high-yield market over the coming months?

In the high-yield market specifically, the trauma of the financial crisis of 2008 and 2009, severe as it was, had the beneficial effect of purging the market of many of its least-creditworthy companies. Put differently, the bulk of today’s high-yield issuers are, we believe, stronger for having weathered the recession. Most have better balance sheets, with substantial amounts of cash and sturdier capital structures. In our view, such conservative financial management bodes well for default rates, and we believe that high-yield defaults are likely to remain below the historical average for an extended period.

As we move into 2012, sentiment has slightly improved as investors appear to be less worried about sovereign debt issues in Europe and more confident about the trajectory of the U.S. economic recovery. Despite expected market gyrations surrounding the European debt crisis, we believe corporate fundamentals remain reasonably solid. We have a neutral outlook on technicals. The high-yield market remains highly influenced by global macro events, but volatility has fallen sharply and we believe the market has solid fundamentals. Despite a recent surge, we believe defaults should remain below historical averages for some time, while valuations remain at levels that still provide attractive loss-adjusted spreads. Within the portfolio, we intend to bring cash levels higher to manage flows and provide an adequate cushion as market liquidity conditions are poor.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT High Yield Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2011, to December 31, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/11		for the 6 months ended 12/31/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.74	$4.98	$3.82	$5.09

Ending value
(after expenses)	$976.40	$976.20	$1,021.42	$1,020.16

Annualized
expense ratio†	0.75%	1.00%	0.75%	1.00%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT High Yield Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam VT High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT High Yield Fund (the “fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2012

4 Putnam VT High Yield Fund

The fund’s portfolio 12/31/11

CORPORATE BONDS AND NOTES (85.3%)*	Principal amount		Value

Advertising and marketing services (0.4%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$960,000	$811,200

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		795,000	693,638

Lamar Media Corp. company
guaranty sr. sub. notes 7 7/8s, 2018		160,000	169,600

			1,674,438
Automotive (1.8%)
Chrysler Group, LLC/CG Co-Issuer, Inc. 144A
company guaranty sr. notes 8 1/4s, 2021		965,000	875,738

Ford Motor Credit Co., LLC sr. unsec.
notes 8 1/8s, 2020		700,000	824,250

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		885,000	887,295

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 7/8s, 2021		1,575,000	1,634,063

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 3/4s, 2021		230,000	239,690

General Motors Escrow notes 8 1/4s, 2023		820,000	12,300

Motors Liquidation Co. (Escrow) notes 8 3/8s, 2033		765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021		1,031,000	1,092,860

TRW Automotive, Inc. company guaranty sr.
unsec. unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	450,000	592,320

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$500,000	535,000

			6,704,991
Basic materials (5.7%)
AbitibiBowater, Inc. 144A company
guaranty sr. notes 10 1/4s, 2018 (Canada)		170,000	187,425

Ardagh Glass Finance PLC sr. sec. unsub.
notes Ser. REGS, 9 1/4s, 2016 (Ireland)	EUR	240,000	321,793

Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017		$860,000	750,350

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		1,090,000	1,043,675

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)		1,145,000	1,182,213

Cemex Finance, LLC 144A company
guaranty sr. bonds 9 1/2s, 2016		225,000	197,438

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		845,000	910,488

Dynacast International, LLC/Dynacast
Finance, Inc. 144A notes 9 1/4s, 2019		230,000	216,775

Edgen Murray Corp. company
guaranty sr. notes 12 1/4s, 2015		330,000	297,000

Exopack Holding Corp. 144A sr. notes 10s, 2018		390,000	390,000

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec notes 6 3/8s, 2016 (Australia)		120,000	116,400

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 8 1/4s, 2019 (Australia)		470,000	474,700

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 7s, 2015 (Australia)		615,000	621,150

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)		830,000	795,137

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty notes 9s, 2020		485,000	400,125

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes
8 7/8s, 2018		575,000	539,063

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		645,000	683,700

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount		Value

Basic materials cont.
Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020		$515,000	$545,900

INEOS Finance PLC 144A company
guaranty sr. notes 9s, 2015 (United Kingdom)		435,000	441,525

INEOS Group Holdings, Ltd. company
guaranty sr. unsec. notes Ser. REGS, 7 7/8s,
2016 (United Kingdom)	EUR	450,000	433,699

Lyondell Chemical Co. company guaranty
notes 11s, 2018		$357,549	390,622

LyondellBasell Industries NV 144A company
guaranty sr. notes 6s, 2021 (Netherlands)		1,000,000	1,037,500

Momentive Performance Materials, Inc. notes
9s, 2021		1,325,000	1,007,000

Nexeo Solutions, LLC/Nexeo Solutions
Finance Corp. 144A company
guaranty sr. sub. notes 8 3/8s, 2018		260,000	258,700

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020		1,000,000	1,072,500

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		830,000	823,775

Old All, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † F		1,320,000	1

PE Paper Escrow GmbH sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	290,000	397,395

Pregis Corp. company guaranty FRN
6.572s, 2013	EUR	90,000	113,046

Pregis Corp. company guaranty FRN,
series* 6.572s, 2013	EUR	130,000	163,289

Pregis Corp. company guaranty sr. sub.
notes 12 3/8s, 2013		$515,000	491,825

Rhodia SA 144A sr. notes 6 7/8s,
2020 (France)		330,000	359,700

Smurfit Kappa Acquisition company
guaranty sr. bonds 7 1/4s, 2017 (Ireland)	EUR	50,000	65,924

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$560,000	560,000

Smurfit Kappa Treasury company guaranty
sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)		170,000	160,650

Solo Cup Co. company guaranty notes
10 1/2s, 2013		20,000	20,300

Solutia, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2017		25,000	27,313

Solutia, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2020		1,370,000	1,486,450

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015		365,000	373,213

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		460,000	479,550

TPC Group, LLC company guaranty
sr. notes 8 1/4s, 2017		735,000	735,000

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		810,000	818,100

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. notes 8 3/4s, 2019		505,000	308,050

			21,698,459
Broadcasting (2.3%)
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		440,000	370,700

Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016		470,000	314,900

Clear Channel Communications, Inc. sr. unsec.
notes 5 1/2s, 2014		385,000	288,750

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Broadcasting cont.
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	$925,000	$999,000

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	895,000	794,313

DISH DBS Corp. company guaranty 7 1/8s, 2016	85,000	91,588

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	625,000	706,250

DISH DBS Corp. company guaranty sr. unsec.
notes 6 3/4s, 2021	1,075,000	1,158,313

Entercom Radio, LLC 144A company
guaranty sr. sub. notes 10 1/2s, 2019	735,000	735,000

Gray Television, Inc. company
guaranty sr. notes 10 1/2s, 2015	805,000	760,725

Nexstar Broadcasting, Inc./Mission
Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	735,000	753,375

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	735,000	668,850

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020	5,000	5,075

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	285,000	323,475

XM Satellite Radio, Inc. 144A sr. unsec.
notes 7 5/8s, 2018	755,000	792,750

		8,763,064
Building materials (1.8%)
Building Materials Corp. 144A sr. notes 7s, 2020	700,000	752,500

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	330,000	346,500

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	290,000	304,500

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	725,000	768,500

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	1,100,000	1,078,000

Nortek, Inc. 144A company
guaranty sr. notes 8 1/2s, 2021	310,000	261,950

Nortek, Inc. 144A company guaranty sr. unsec.
notes 10s, 2018	630,000	596,925

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	1,510,000	1,800,675

Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A sr. notes 8 5/8s, 2017	949,000	967,980

		6,877,530
Cable television (2.2%)
Adelphia Communications Corp. escrow
bonds zero %, 2012	80,000	240

Adelphia Communications Corp. escrow
bonds zero %, 2012	130,000	390

Adelphia Communications Corp. escrow
bonds zero %, 2012	290,000	870

Adelphia Communications Corp. escrow
bonds zero %, 2012	755,000	2,265

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	520,000	520,000

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	525,000	543,375

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	1,315,000	1,456,353

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	250,000	268,125

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 7 7/8s, 2018	955,000	1,018,259

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	635,000	644,525

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount		Value

Cable television cont.
CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes
7 3/8s, 2020		$430,000	$453,650

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsub. notes 7s, 2019		575,000	598,000

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. notes 8 5/8s, 2017		810,000	858,600

CSC Holdings, LLC 144A sr. unsec.
unsub. notes 6 3/4s, 2021		450,000	473,625

Kabel BW Erste Beteiligungs GmbH/Kabel
Baden-Wurttemberg GmbH & Co. KG 144A company
guaranty sr. notes 7 1/2s, 2019 (Germany)		395,000	414,750

Mediacom Broadband, LLC/Mediacom Broadband
Corp. sr. unsec. unsub. notes 8 1/2s, 2015		250,000	257,500

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		205,000	217,556

Videotron Ltee sr. notes 6 7/8s, 2021
(Canada)	CAD	485,000	476,093

Virgin Media Finance PLC company guaranty sr. notes
Ser. 1, 9 1/2s, 2016 (United Kingdom)		$275,000	308,688

			8,512,864
Capital goods (6.1%)
Allison Transmission 144A company guaranty
11s, 2015		186,000	196,230

Altra Holdings, Inc. company
guaranty sr. notes 8 1/8s, 2016		1,190,000	1,264,365

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		320,000	313,600

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		420,000	415,800

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017		50,000	49,500

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		737,000	799,645

ARD Finance SA 144A sr. notes 11 1/8s, 2018
(Luxembourg) ‡‡		243,717	208,378

Ardagh Packaging Finance PLC sr. notes Ser.
REGS, 7 3/8s, 2017 (Ireland)	EUR	485,000	616,764

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	250,000	317,920

BE Aerospace, Inc. sr. unsec.
unsub. notes 6 7/8s, 2020		$220,000	240,350

Berry Plastics Corp. company guaranty notes
FRN 4.421s, 2014		350,000	329,000

Berry Plastics Corp. company
guaranty sr. notes 9 1/2s, 2018		650,000	653,250

Berry Plastics Corp. notes 9 3/4s, 2021		560,000	558,600

Berry Plastics Holding Corp. company
guaranty sr. unsec. sub. notes 10 1/4s, 2016		300,000	289,500

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020		825,000	845,625

Crown Americas, LLC/Crown Americas
Capital Corp. III company guaranty sr. unsec.
notes 6 1/4s, 2021		165,000	172,425

Crown Euro Holdings SA 144A sr. notes
7 1/8s, 2018 (France)	EUR	200,000	261,353

Exide Technologies sr. notes 8 5/8s, 2018		$305,000	234,850

JM Huber Corp. 144A sr. unsec. notes
9 7/8s, 2019		780,000	797,550

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		1,000,000	1,025,000

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		1,990,000	2,473,289

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Capital goods cont.
Meritor, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015	$235,000	$210,325

Mueller Water Products, Inc. company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020	105,000	114,056

Pittsburgh Glass Works, LLC 144A
sr. notes 8 1/2s, 2016	1,020,000	981,750

Polypore International, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2017	510,000	527,850

Reynolds Group DL Escrow, Inc./Reynolds Group
Escrow, LLC 144A company
guaranty sr. notes 8 3/4s, 2016	445,000	468,363

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019	590,000	600,325

Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	165,000	156,750

Reynolds Group Issuer, Inc. 144A
sr. notes 6 7/8s, 2021 (New Zealand)	170,000	169,150

Reynolds Group Issuer, Inc. 144A sr. unsec.
notes 8 1/4s, 2021 (New Zealand)	240,000	212,400

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. notes 7 7/8s, 2019	250,000	261,250

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. unsec. notes 9 7/8s, 2019	400,000	388,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015	325,000	148,688

Ryerson, Inc. company guaranty sr. notes 12s, 2015	1,100,000	1,111,000

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015	600,000	624,000

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	330,000	349,800

Tenneco, Inc. company
guaranty sr. unsub. notes 6 7/8s, 2020	300,000	307,500

Terex Corp. company guaranty sr. unsec.
notes 10 7/8s, 2016	365,000	403,325

Terex Corp. sr. unsec. sub. notes 8s, 2017	1,045,000	1,024,100

Thermadyne Holdings Corp. company
guaranty sr. notes 9s, 2017	1,235,000	1,278,220

Thermon Industries, Inc. company
guaranty sr. notes 9 1/2s, 2017	670,000	721,925

TransDigm, Inc. company guaranty unsec.
sub. notes 7 3/4s, 2018	950,000	1,021,250

		23,143,021
Coal (2.3%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	570,000	551,475

Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6s, 2019	610,000	591,700

Arch Coal, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2020	875,000	894,688

Arch Coal, Inc. 144A company guaranty sr. unsec.
notes 7s, 2019	760,000	775,200

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	185,000	185,925

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	1,560,000	1,723,800

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	920,000	1,007,400

CONSOL Energy, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2021	130,000	131,300

James River Coal Co. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2019	310,000	234,050

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount		Value

Coal cont.
Peabody Energy Corp. company guaranty
7 3/8s, 2016		$965,000	$1,061,500

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		80,000	84,000

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018		1,610,000	1,642,200

			8,883,238
Commercial and consumer services (1.6%)
ARAMARK Holdings Corp. 144A sr. unsec.
notes 8 5/8s, 2016 ‡‡		335,000	345,050

Brickman Group Holdings, Inc. 144A
sr. notes 9 1/8s, 2018		210,000	186,900

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015		430,000	438,600

Interactive Data Corp. company
guaranty sr. unsec. notes 10 1/4s, 2018		1,410,000	1,543,950

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,015,000	997,238

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		645,000	612,750

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016		1,245,000	952,425

Travelport, LLC company guaranty 11 7/8s, 2016		495,000	143,550

Travelport, LLC company guaranty 9 7/8s, 2014		190,000	113,050

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		1,015,000	560,788

			5,894,301
Consumer (1.1%)
Jarden Corp. company guaranty sr. unsec.
notes 8s, 2016		360,000	388,800

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		855,000	906,300

Jarden Corp. company guaranty sr. unsec.
sub. notes Ser. 1, 7 1/2s, 2020	EUR	135,000	170,139

Scotts Miracle-Gro Co. (The) 144A
sr. notes 6 5/8s, 2020		$650,000	659,750

Yankee Candle Co. company
guaranty sr. notes Ser. B, 8 1/2s, 2015		1,330,000	1,343,300

YCC Holdings, LLC/Yankee Finance, Inc.
sr. unsec. notes 10 1/4s, 2016 ‡‡		675,000	590,625

			4,058,914
Consumer staples (7.3%)
ACCO Brands Corp. company
guaranty sr. notes 10 5/8s, 2015		585,000	650,813

Archibald Candy Corp. company
guaranty sub. notes 10s, 2012 (In default) † F		172,499	5,520

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020		225,000	231,750

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 9 5/8s, 2018		330,000	341,550

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016		775,000	780,813

Burger King Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		545,000	593,369

Central Garden & Pet Co. company
guaranty sr. sub. notes 8 1/4s, 2018		180,000	176,400

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		470,170	447,837

Claire’s Stores, Inc. company
guaranty sr. notes 8 7/8s, 2019		270,000	205,200

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016		1,065,000	1,170,169

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		675,000	734,063

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount		Value

Consumer staples cont.
Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		$900,000	$913,500

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		200,000	213,000

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 7s, 2016		660,000	651,750

Del Monte Corp. company guaranty sr. unsec.
notes 7 5/8s, 2019		400,000	385,000

DineEquity, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018		1,095,000	1,175,756

Dole Food Co. sr. notes 13 7/8s, 2014		226,000	261,030

Dole Food Co. 144A sr. notes 8s, 2016		195,000	203,288

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021		760,000	790,400

Hertz Corp. company guaranty sr. unsec.
notes 8 7/8s, 2014		38,000	38,190

Hertz Corp. company guaranty sr. unsec.
notes 7 1/2s, 2018		295,000	308,275

Hertz Holdings Netherlands BV 144A
sr. bonds 8 1/2s, 2015 (Netherlands)	EUR	760,000	1,009,756

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$340,000	385,475

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021		1,920,000	1,795,200

Landry’s Acquisition Co. 144A company
guaranty sec. notes 11 5/8s, 2015		185,000	194,713

Landry’s, Inc. company
guaranty sec. notes 11 5/8s, 2015		140,000	147,350

Landry’s, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		325,000	342,063

Libbey Glass, Inc. sr. notes 10s, 2015		450,000	481,500

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018		375,000	394,688

Pinnacle Foods Finance, LLC/Pinnacle Foods
Finance Corp. company guaranty sr. unsec.
notes 9 1/4s, 2015		495,000	507,994

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		985,000	1,009,625

Reddy Ice Corp. company
guaranty sr. notes 11 1/4s, 2015		895,000	840,181

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		570,000	606,338

Rite Aid Corp. company
guaranty sr. notes 10 1/4s, 2019		295,000	325,238

Rite Aid Corp. company guaranty sr. notes
7 1/2s, 2017		410,000	409,488

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		1,240,000	1,131,500

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020		235,000	259,675

Roadhouse Financing, Inc. notes 10 3/4s, 2017		245,000	238,263

Service Corporation International sr. notes 7s, 2019		345,000	363,113

Smithfield Foods, Inc. company
guaranty sr. notes 10s, 2014		560,000	651,000

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018		485,000	530,469

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019		821,010	892,848

Spectrum Brands, Inc. 144A company
guaranty notes 9 1/2s, 2018		325,000	355,469

Stewart Enterprises, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2019		620,000	623,100

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Consumer staples cont.
Tyson Foods, Inc. sr. unsec. unsub. notes
10 1/2s, 2014	$845,000	$975,975

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020	185,000	180,838

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019	540,000	565,650

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	1,140,000	1,254,000

West Corp. company guaranty sr. unsec.
notes 8 5/8s, 2018	700,000	707,000

West Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	450,000	446,625

		27,902,807
Energy (oil field) (1.4%)
Complete Production Services, Inc. company
guaranty 8s, 2016	470,000	488,800

Frac Tech Services, LLC/Frac Tech Finance, Inc.
144A company guaranty sr. notes 7 5/8s, 2018	800,000	838,000

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	2,065,000	2,147,600

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	720,000	720,000

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	870,000	940,688

Trinidad Drilling, Ltd. 144A sr. unsec.
notes 7 7/8s, 2019 (Canada)	155,000	159,650

		5,294,738
Entertainment (0.7%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	1,035,000	983,250

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 9 1/8s, 2018	135,000	146,813

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	365,000	396,938

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	170,000	173,825

Regal Entertainment Group company
guaranty sr. unsec. notes 9 1/8s, 2018	875,000	938,438

		2,639,264
Financials (7.5%)
ABN Amro North American Holding Preferred
Capital Repackage Trust I 144A jr. sub. bonds FRB
6.523s, Perpetual maturity	1,385,000	943,531

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	450,000	412,875

Ally Financial, Inc. company
guaranty sr. notes 6 1/4s, 2017	635,000	612,521

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	425,000	435,625

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	430,000	434,300

Ally Financial, Inc. unsec. sub. notes 8s, 2018	475,000	466,688

American International Group, Inc. jr.
sub. bonds FRB 8.175s, 2058	275,000	244,750

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	225,000	202,500

Capital One Capital IV company guaranty jr.
unsec. sub. notes FRN 6.745s, 2037	725,000	710,500

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020	410,000	420,250

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	500,000	576,250

CIT Group, Inc. sr. bonds 7s, 2017	448	448

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. bonds 7s, 2016	$462	$462

CIT Group, Inc. sr. bonds 7s, 2015	477	478

CIT Group, Inc. 144A bonds 7s, 2017	2,141,000	2,138,324

CIT Group, Inc. 144A bonds 7s, 2016	40,000	39,950

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018	690,000	714,150

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	425,000	448,375

Community Choice Financial, Inc. 144A
sr. notes 10 3/4s, 2019	785,000	777,150

Dresdner Funding Trust I 144A bonds 8.151s, 2031	1,030,000	669,500

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	565,000	548,050

E*Trade Financial Corp. sr. unsec.
unsub. notes 12 1/2s, 2017	581,000	656,530

HBOS Capital Funding LP 144A bank guaranty jr.
unsec. sub. FRB 6.071s, perpetual maturity (Jersey)	1,115,000	691,300

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	895,000	717,604

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	300,000	183,526

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	332,488

Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes 8s, 2018	1,600,000	1,664,000

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	85,000	78,413

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	200,000	210,250

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	620,000	623,875

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	510,000	453,900

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. notes FRN 7s, 2037	120,000	100,800

National Money Mart Co. company guaranty
sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)	885,000	944,738

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	215,000	197,800

Nuveen Investments, Inc. company
guaranty sr. unsec. unsub. notes 10 1/2s, 2015	670,000	664,975

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	555,000	557,775

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/4s, 2017	835,000	778,638

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019	430,000	331,100

Regions Bank unsec. sub. notes 7 1/2s, 2018	500,000	495,000

Regions Financing Trust II company guaranty jr.
unsec. sub. bonds FRB 6 5/8s, 2047	585,000	479,700

Residential Capital LLC company guaranty jr.
notes 9 5/8s, 2015	1,515,000	1,060,500

Royal Bank of Scotland Group PLC jr. unsec.
sub. bonds FRB 7.648s, perpetual maturity
(United Kingdom)	1,915,000	1,316,563

SLM Corp. sr. notes Ser. MTN, 8s, 2020	185,000	186,850

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018	1,820,000	1,874,600

Springleaf Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017	2,100,000	1,512,000

Springleaf Finance Corp. sr. unsec.
notes Ser. MTNI, 5.85s, 2013	475,000	418,000

Springleaf Finance Corp. sr. unsec.
notes Ser. MTNI, 4 7/8s, 2012	450,000	432,000

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount		Value

Financials cont.
USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.332s, 2014		$215,000	$196,188

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R		700,000	713,409

			28,669,199
Gaming and lottery (3.3%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		951,000	967,643

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		2,322,000	1,590,570

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2015		230,000	170,775

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		1,620,000	1,719,225

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		1,355,000	1,266,925

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019		635,000	581,025

Mashantucket Western Pequot Tribe 144A
bonds Ser. A, 8 1/2s, 2015 (In default) †		1,445,000	65,025

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		1,975,000	1,678,750

Penn National Gaming, Inc. sr. unsec.
sub. notes 8 3/4s, 2019		225,000	244,688

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2017		240,000	253,800

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015		815,000	806,850

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		880,000	926,200

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
company guaranty 1st mtge. notes 7 3/4s, 2020		465,000	516,150

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		1,575,000	1,622,250

			12,409,876
Health care (6.0%)
Aviv Healthcare Properties LP company
guaranty sr. unsec. notes 7 3/4s, 2019		655,000	641,900

Biomet, Inc. company guaranty sr. unsec.
notes 10s, 2017		525,000	567,000

Biomet, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		300,000	325,500

Capella Healthcare, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2017		880,000	893,200

Capsugel FinanceCo SCA 144A company
guaranty sr. unsec. notes 9 7/8s, 2019	EUR	395,000	521,249

ConvaTec Healthcare E SA 144A sr. notes
7 3/8s, 2017 (Luxembourg)	EUR	320,000	397,706

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$1,705,000	1,521,713

DaVita, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		215,000	220,913

DaVita, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2018		645,000	660,319

Elan Finance PLC/Elan Finance Corp. company
guaranty sr. unsec. notes 8 3/4s, 2016 (Ireland)		1,195,000	1,275,663

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		670,000	668,325

Endo Pharmaceutical Holdings, Inc. company
guaranty sr. unsec. notes 7s, 2019		480,000	511,200

Grifols, Inc. company guaranty sr. unsec
notes 8 1/4s, 2018		840,000	882,000

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		208,000	227,240

HCA, Inc. sr. notes 6 1/2s, 2020		2,590,000	2,680,650

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		740,000	756,650

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Health care cont.
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	$865,000	$895,275

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec notes 8 3/8s, 2019	1,440,000	1,256,400

Jaguar Holding Co.II/Jaguar Merger Sub, Inc.
144A sr. unsec. notes 9 1/2s, 2019	780,000	819,000

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018	1,095,000	1,073,100

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	635,000	660,400

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,275,000	1,224,000

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	174,488	174,052

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	100,000	104,250

Tenet Healthcare Corp. company
guaranty sr. notes 10s, 2018	250,000	285,625

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	655,000	735,238

Tenet Healthcare Corp. 144A company
guaranty notes 6 1/4s, 2018	905,000	920,838

United Surgical Partners International, Inc.
company guaranty sr. unsec. sub. notes
8 7/8s, 2017	390,000	389,025

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020	130,000	128,375

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	320,000	319,200

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	905,000	903,869

Vanguard Health Systems, Inc. sr. unsec.
notes zero %, 2016	32,000	20,000

		22,659,875
Homebuilding (1.1%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2015	685,000	512,038

Beazer Homes USA, Inc. sr. unsec. notes
9 1/8s, 2019	275,000	187,688

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	1,305,000	1,154,925

Pulte Group, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	795,000	787,050

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	545,000	438,725

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	145,000	130,500

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	1,030,000	803,400

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015	160,000	152,800

		4,167,126
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	277,000	302,623

		302,623
Lodging/Tourism (1.2%)
CityCenter Holdings LLC/CityCenter Finance Corp.
144A company guaranty sr. notes 10 3/4s, 2017 ‡‡	1,155,863	1,191,984

FelCor Lodging LP company guaranty sr. notes
10s, 2014 R	947,000	1,036,965

FelCor Lodging LP company
guaranty sr. notes 6 3/4s, 2019 R	1,155,000	1,108,800

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Lodging/Tourism cont.
MGM Resorts International company
guaranty sr. notes 9s, 2020	$175,000	$193,813

MGM Resorts International company
guaranty sr. unsec. notes 6 7/8s, 2016	295,000	272,875

MGM Resorts International company
guaranty sr. unsec. notes 6 5/8s, 2015	390,000	370,500

MGM Resorts International sr. notes 10 3/8s, 2014	155,000	177,088

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016	325,000	333,125

		4,685,150
Media (0.2%)
Affinion Group Holdings, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2015	210,000	174,300

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018	650,000	702,000

		876,300
Oil and gas (8.9%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	750,000	907,411

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	535,000	605,779

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	365,000	406,205

ATP Oil & Gas Corp. company
guaranty sr. notes 11 7/8s, 2015	365,000	239,988

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018	1,320,000	1,333,200

Carrizo Oil & Gas, Inc. 144A company
guaranty sr. unsec notes 8 5/8s, 2018	195,000	195,975

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2020	605,000	653,400

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	1,060,000	1,097,100

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021	315,000	318,938

Chesapeake Midstream Partners LP/CHKM
Finance Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	320,000	320,000

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019	770,000	800,800

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	640,000	617,600

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022	855,000	891,338

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 8 7/8s, 2018	1,625,000	1,775,313

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	155,000	170,888

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020	682,000	762,135

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	400,000	416,000

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	1,755,000	1,658,475

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	220,000	229,900

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	740,000	651,200

Forbes Energy Services Ltd. company
guaranty sr. unsec notes 9s, 2019	570,000	532,950

Goodrich Petroleum Corp. 144A sr. notes
8 7/8s, 2019	1,315,000	1,315,000

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Oil and gas cont.
Hercules Offshore, Inc. 144A sr. notes
10 1/2s, 2017	$600,000	$583,500

Inergy LP/Inergy Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021	725,000	728,625

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	810,000	839,363

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	1,205,000	1,277,300

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	630,000	644,175

Milagro Oil & Gas company guaranty notes
10 1/2s, 2016	865,000	605,500

Newfield Exploration Co. sr. unsec. notes
5 3/4s, 2022	330,000	353,100

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	278,899

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	1,120,000	1,132,600

Petrohawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	140,000	155,750

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	1,030,000	1,117,550

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,170,000	1,225,575

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	367,425

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	515,000	584,525

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	340,000	377,400

Rosetta Resources, Inc. company
guaranty sr. unsec. notes 9 1/2s, 2018	980,000	1,058,400

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	1,360,000	1,366,800

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2021	690,000	684,825

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	274,000	276,740

SandRidge Energy, Inc. 144A sr. unsec.
notes 9 7/8s, 2016	485,000	518,950

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	390,000	405,600

SM Energy Co. 144A sr. unsec. notes 6 1/2s, 2021	320,000	329,600

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	230,000	230,000

Whiting Petroleum Corp. company guaranty 7s, 2014	685,000	729,525

Williams Cos., Inc. (The) notes 7 3/4s, 2031	435,000	541,114

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	208,000	255,991

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022	450,000	460,688

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	965,000	969,825

		33,998,940
Publishing (0.3%)
American Media, Inc. 144A notes 13 1/2s, 2018	116,844	94,644

Cengage Learning Acquisitions, Inc. 144A
sr. notes 10 1/2s, 2015	430,000	308,525

Cenveo Corp. company guaranty sr. notes
8 7/8s, 2018	705,000	615,113

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	220,000	185,350

		1,203,632
Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 7s, 2015	375,000	376,406

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	880,000	817,300

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Regional Bells cont.
Frontier Communications Corp. sr. unsec.
notes 8 1/2s, 2020	$795,000	$813,881

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2017	550,000	562,375

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	750,000	759,375

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	180,000	180,680

		3,510,017
Retail (2.6%)
Academy Ltd./Academy Finance Corp. 144A
company guaranty sr. unsec. notes 9 1/4s, 2019	100,000	98,000

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	278,250

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	1,335,000	856,069

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	640,000	625,600

J Crew Group, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2019	200,000	191,000

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	700,000	742,000

Michaels Stores, Inc. company guaranty
11 3/8s, 2016	1,195,000	1,266,581

Needle Merger Sub Corp. 144A sr. unsec.
notes 8 1/8s, 2019	805,000	766,763

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 7 3/4s, 2016	825,000	845,625

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	445,000	476,150

QVC Inc. 144A sr. notes 7 1/2s, 2019	535,000	573,788

QVC Inc. 144A sr. notes 7 3/8s, 2020	470,000	501,725

Sears Holdings Corp. company guaranty 6 5/8s, 2018	615,000	467,400

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	195,000	196,950

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	805,000	833,175

Toys R Us Property Co., LLC company
guaranty sr. unsec. notes 10 3/4s, 2017	875,000	957,031

		9,676,107
Technology (4.8%)
Advanced Micro Devices, Inc. sr. unsec.
notes 8 1/8s, 2017	400,000	415,000

Advanced Micro Devices, Inc. sr. unsec.
notes 7 3/4s, 2020	830,000	852,825

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	145,000	104,038

Avaya, Inc. company guaranty sr. unsec.
notes 10 1/8s, 2015	390,000	351,000

Avaya, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2015	1,440,000	1,296,000

Avaya, Inc. 144A company guaranty sr. notes
7s, 2019	470,000	455,900

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	1,060,300	821,733

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,020,000	795,600

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019	875,000	835,625

Fidelity National Information Services, Inc.
company guaranty sr. unsec. notes 7 7/8s, 2020	425,000	459,000

Fidelity National Information Services, Inc.
company guaranty sr. unsec. notes 7 5/8s, 2017	285,000	308,513

First Data Corp. company guaranty sr. unsec.
notes 12 5/8s, 2021	1,240,000	1,078,800

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015 ‡‡	$854,502	$814,981

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	1,370,000	1,137,100

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	900,000	805,500

First Data Corp. 144A company
guaranty sr. notes 7 3/8s, 2019	395,000	371,300

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 10 3/4s, 2020	702,000	731,835

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	336,000	366,240

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,000,000	1,068,750

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019	295,000	311,963

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	150,000	159,750

Jazz Technologies, Inc. company
guaranty sr. unsec. notes 8s, 2015 F	648,000	557,280

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	1,105,000	1,204,450

Seagate HDD Cayman 144A company
guaranty sr. unsec. notes 7 3/4s, 2018
(Cayman Islands)	485,000	515,919

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	305,000	316,056

SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020	910,000	935,025

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019	970,000	1,023,350

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	280,000	298,900

		18,392,433
Telecommunications (7.4%)
Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2017	355,000	296,425

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	735,000	703,763

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	410,000	392,575

Crown Castle International Corp. sr. unsec.
notes 7 1/8s, 2019	310,000	334,800

Digicel Group, Ltd. 144A sr. notes 10 1/2s,
2018 (Jamaica)	300,000	301,500

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s,
2017 (Jamaica)	865,000	869,325

Hughes Satellite System Corp. 144A sr. notes
6 1/2s, 2019	755,000	787,088

Hughes Satellite System Corp. 144A sr. unsec. notes
7 5/8s, 2021	980,000	1,029,000

Equinix, Inc. sr. unsec. notes 7s, 2021	495,000	524,700

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 7 1/2s, 2021 (Bermuda)	555,000	561,244

Intelsat Luxembourg SA company
guaranty sr. unsec. notes 11 1/2s, 2017
(Luxembourg) ‡‡	3,229,218	3,116,195

Intelsat Luxembourg SA company
guaranty sr. unsec. notes 11 1/4s, 2017
(Luxembourg)	1,560,000	1,509,300

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount		Value

Telecommunications cont.
Intelsat Luxembourg SA 144A company
guaranty sr. unsec. notes 11 1/2s, 2017
(Luxembourg) ‡‡		$625,000	$603,125

Level 3 Financing, Inc. company guaranty
8 3/4s, 2017		790,000	803,825

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2014		605,000	618,613

Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 8 1/8s, 2019		140,000	137,900

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		1,265,000	1,283,975

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015		635,000	581,025

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		405,000	459,675

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		915,000	905,850

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017		505,000	545,400

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		925,000	1,017,500

Qwest Corp. notes 6 3/4s, 2021		815,000	887,179

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		555,000	607,491

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2019		585,000	636,188

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8s, 2016		785,000	845,838

Sprint Capital Corp. company guaranty 6 7/8s, 2028		2,095,000	1,495,306

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,975,000	1,770,094

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		545,000	452,350

Sprint Nextel Corp. 144A company
guaranty sr. unsec. notes 9s, 2018		760,000	797,050

Wind Acquisition Finance SA company
guaranty sr. sec. notes Ser. REGS, 7 3/8s,
2018 (Netherlands)	EUR	410,000	451,418

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)		$725,000	659,750

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)		750,000	671,250

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡		245,654	179,942

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		260,000	278,525

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		535,000	579,138

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		260,000	266,500

			27,960,822
Telephone (0.5%)
Cricket Communications, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2020		1,380,000	1,207,500

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		455,000	469,788

			1,677,288
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020		575,000	583,625

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		650,000	706,875

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		15,000	15,600

			1,306,100

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (85.3%)* cont.	Principal amount	Value

Transportation (1.0%)
Aguila 3 SA 144A company
guaranty sr. notes 7 7/8s, 2018 (Luxembourg)	$1,235,000	$1,197,950

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,095,000	1,127,850

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	1,080,000	1,136,700

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	930,000	395,250

		3,857,750
Utilities and power (4.5%)
AES Corp. (The) sr. unsec. notes 8s, 2020	380,000	418,000

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	730,000	803,000

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	510,000	549,525

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020	705,000	761,400

Calpine Corp. 144A sr. notes 7 1/4s, 2017	1,345,000	1,412,250

Colorado Interstate Gas Co., LLC debs. 6.85s,
2037 (Canada)	1,055,000	1,161,793

Dolphin Subsidiary II, Inc. 144A sr. unsec.
notes 7 1/4s, 2021	460,000	496,800

Dolphin Subsidiary II, Inc. 144A sr. unsec.
notes 6 1/2s, 2016	985,000	1,049,025

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s,
2019 (In default) †	1,415,000	926,825

Edison Mission Energy sr. unsec. notes
7 3/4s, 2016	525,000	383,250

Edison Mission Energy sr. unsec. notes
7 1/2s, 2013	220,000	213,400

Edison Mission Energy sr. unsec. notes 7.2s, 2019	550,000	343,750

Edison Mission Energy sr. unsec. notes 7s, 2017	30,000	19,500

El Paso Natural Gas Co. debs. 8 5/8s, 2022	360,000	456,291

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	300,000	315,000

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	160,000	168,800

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	1,080,000	1,179,900

GenOn Americas Generation, Inc. sr. unsec.
notes 9 1/8s, 2031	215,000	194,575

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	1,285,000	1,304,275

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	197,438

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	170,000	183,600

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2021	2,290,000	2,232,750

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	480,000	497,354

PNM Resources, Inc. unsec. unsub. notes
9 1/4s, 2015	205,000	226,525

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	140,000	160,897

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes
15s, 2021	910,000	500,500

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	1,462,529	522,854

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company
guaranty sr. notes 11 1/2s, 2020	625,000	530,469

		17,209,746

Total corporate bonds and notes (cost $328,382,809)		$324,610,613

SENIOR LOANS (5.9%)* [c]	Principal amount	Value

Basic materials (0.1%)
Exopack, LLC bank term loan FRN Ser. B,
6 1/2s, 2017	$338,300	$328,151

		328,151
Broadcasting (0.6%)
Clear Channel Communications, Inc. bank term loan
FRN Ser. A, 3.66s, 2014	360,000	313,650

Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.91s, 2016	1,507,649	1,111,053

Univision Communications, Inc. bank term loan FRN
4.51s, 2017	907,542	808,280

		2,232,983
Building materials (—%)
Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	148,900	144,991

		144,991
Capital goods (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	345,000	343,275

		343,275
Commercial and consumer services (0.1%)
Travelport, LLC bank term loan FRN Ser. B,
4.869s, 2015	319,386	263,493

Travelport, LLC bank term loan FRN Ser. S,
4.869s, 2015	100,614	83,007

		346,500
Consumer cyclicals (1.1%)
Caesars Entertainment Corp. bank term loan FRN
Ser. B, 9 1/4s, 2017	275,000	260,792

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	1,156,776	1,143,279

GateHouse Media, Inc. bank term loan FRN Ser. B,
2.26s, 2014	378,401	82,933

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.26s, 2014	141,194	30,945

Golden Nugget, Inc. bank term loan FRN Ser. B,
3.26s, 2014 ‡‡	407,259	346,510

Golden Nugget, Inc. bank term loan FRN Ser. DD,
3.26s, 2014 ‡‡	231,739	197,171

Goodman Global, Inc. bank term loan FRN 9s, 2017	826,364	826,880

Goodman Global, Inc. bank term loan FRN
5 3/4s, 2016	477,444	476,027

Neiman Marcus Group, Inc. (The) bank term loan
FRN 4 3/4s, 2018	615,000	592,578

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	676,625	393,570

		4,350,685
Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan FRN 3.039s, 2014	882,066	761,058

Del Monte Corp. bank term loan FRN Ser. B,
4 1/2s, 2018	239,400	226,832

Huish Detergents, Inc. bank term loan FRN
4.51s, 2014	245,000	191,406

Revlon Consumer Products bank term loan FRN
Ser. B, 4 3/4s, 2017	937,650	925,148

Rite Aid Corp. bank term loan FRN Ser. B,
2.028s, 2014	80,341	75,889

		2,180,333
Energy (0.6%)
Frac Tech International, LLC bank term loan FRN
Ser. B, 6 1/4s, 2016	537,800	529,985

Samson Investment Co. bank term loan FRN 8s, 2018 F	1,800,000	1,786,500

		2,316,485
Financials (0.6%)
AGFS Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	660,000	572,138

CNO Financial Group, Inc. bank term loan FRN
6 1/4s, 2016	251,807	250,548

Putnam VT High Yield Fund 13

SENIOR LOANS (5.9%)* [c] cont.	Principal amount	Value

Financials cont.
HUB International Holdings, Inc. bank term loan
FRN 6 3/4s, 2014	$449,650	$445,154

iStar Financial, Inc. bank term loan FRN Ser. A2,
7s, 2014	700,000	675,850

Nuveen Investments, Inc. bank term loan FRN
Ser. B, 5.898s, 2017	412,749	395,981

		2,339,671
Gaming and lottery (0.2%)
Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B, 9 1/2s, 2016	279,300	276,682

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B2, 3 3/8s, 2015	405,000	351,193

		627,875
Health care (0.7%)
Ardent Health Services bank term loan FRN Ser. B,
6 1/2s, 2015	874,438	864,600

Emergency Medical Services Corp. bank term loan
FRN Ser. B, 5 1/4s, 2018	694,750	676,223

Kinetic Concepts, Inc. bank term loan FRN Ser. B,
7s, 2018	770,000	776,199

Pharmaceutical Product Development, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2018	525,000	522,867

		2,839,889
Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A,
13 1/2s, 2017	1,210,000	1,208,488

		1,208,488
Publishing (0.2%)
Cengage Learning Acquisitions, Inc. bank term
loan FRN Ser. B, 2.51s, 2014	755,798	644,002

		644,002
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 6 1/4s, 2017	232,063	227,324

		227,324
Utilities and power (0.6%)
Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	215,000	217,611

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	55,000	55,303

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.776s, 2017	3,334,778	2,107,393

		2,380,307

Total senior loans (cost $24,719,515)		$22,510,959

COMMON STOCKS (2.0%)*	Shares	Value

Alpha Natural Resources, Inc. †	9,175	$187,445

Avis Budget Group, Inc. †	23,540	252,349

Bohai Bay Litigation, LLC (Escrow) † F	2,670	8,329

Chesapeake Energy Corp.	14,290	318,524

Cincinnati Bell, Inc. †	225,755	684,038

CIT Group, Inc. †	6,665	232,409

Compton Petroleum Corp. (Canada) †	38,617	164,122

CONSOL Energy, Inc.	10,840	397,828

Deepocean Group (Shell) (acquired 6/9/11,
cost $73,240) (Norway) ‡	25,740	437,580

FelCor Lodging Trust, Inc. † R	59,595	181,765

Fortescue Metals Group, Ltd. (Australia)	64,240	281,448

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	11,984	440,891

General Motors Co. †	26,017	527,365

Harry & David Holdings, Inc. F	925	69,375

Interpublic Group of Companies, Inc. (The)	41,465	403,454

Jarden Corp.	13,085	390,980

COMMON STOCKS (2.0%)* cont.			Shares	Value

LyondellBasell Industries NV Class A (Netherlands)			12,133	$394,201

Newfield Exploration Co. †			8,745	329,949

NII Holdings, Inc. †			17,390	370,407

Quicksilver Resources, Inc. †			31,575	211,868

Spectrum Brands Holdings, Inc. †			22,594	619,076

Stallion Oilfield Holdings, Ltd.			5,032	168,572

Terex Corp. †			15,379	207,770

Trump Entertainment Resorts, Inc. † F			913	3,880

TRW Automotive Holdings Corp. †			5,435	177,181

Vantage Drilling Co. †			260,792	302,519

Vertis Holdings, Inc. † F			2,187	22

Total common stocks (cost $10,728,477)				$7,763,347

CONVERTIBLE PREFERRED STOCKS (1.5%)*			Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.			12,347	$668,281

Crown Castle International Corp. $3.125
cum. cv. pfd.			11,043	681,905

Entertainment Properties Trust Ser. C, $1.438
cum. cv. pfd.			34,707	667,069

General Motors Co. Ser. B, $2.375 cv. pfd.			17,091	587,503

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.			18,312	937,346

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			1,120	560

Lucent Technologies Capital Trust I 7.75% cv. pfd.			679	415,039

MetLife, Inc. $3.75 cv. pfd.			10,405	641,156

Nielsen Holdings NV $3.125 cv. pfd.			8,730	504,703

PPL Corp. $4.75 cv. pfd.			12,650	698,913

Total convertible preferred stocks (cost $7,218,059)				$5,802,475

CONVERTIBLE BONDS AND NOTES (0.7%)*		Principal amount		Value

Altra Holdings, Inc. 144A cv. company
guaranty sr. unsec. notes 2 3/4s, 2031			$366,000	$344,955

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			402,000	576,368

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (0s, 3/1/16) 2026 ††			670,000	494,125

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			420,000	457,275

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s,
2016 (United Kingdom)			455,000	629,606

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014			237,000	306,471

Total convertible bonds and notes (cost $2,540,410)				$2,808,800

PREFERRED STOCKS (0.4%)*			Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.			774	$554,837

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			47,700	922,518

Total preferred stocks (cost $1,471,856)				$1,477,355

WARRANTS (—%)*†	Expiration date	Strike price	Warrants	Value

Charter Communications,
Inc. Class A	11/30/14	$46.86	37	$644

General Motors Co.	7/10/19	18.33	5,869	45,896

General Motors Co.	7/10/16	10.00	5,869	68,843

Smurfit Kappa Group PLC
144A (Ireland) F	10/1/13	EUR 0.001	432	13,555

Tower Semiconductor, Ltd.
144A (Israel) F	6/30/15	$0.01	192,571	46,217

Total warrants (cost $263,659)				$175,155

14 Putnam VT High Yield Fund

SHORT-TERM INVESTMENTS (2.3%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	8,825,493	$8,825,493

Total short-term investments (cost $8,825,493)		$8,825,493

Total investments (cost $384,150,278)		$373,974,197

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $380,476,840.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of the restricted security held at the close of the reporting period was $437,580, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $28,370 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $8,847,104)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N. A.

	Canadian Dollar	Sell	1/18/12	$255,129	$255,217	$88

	Euro	Sell	1/18/12	1,060,080	1,105,280	45,200

	Barclays Bank PLC

	Euro	Sell	1/18/12	434,129	452,471	18,342

	Citibank, N. A.

	Euro	Buy	1/18/12	99,407	103,576	(4,169)

	Credit Suisse AG

	Euro	Sell	1/18/12	527,193	549,509	22,316

	Deutsche Bank AG

	Euro	Sell	1/18/12	1,438,293	1,498,787	60,494

	Goldman Sachs International

	Euro	Sell	1/18/12	757,330	789,224	31,894

	HSBC Bank USA, National Association

	Euro	Sell	1/18/12	199,720	208,077	8,357

	JPMorgan Chase Bank, N. A.

	Canadian Dollar	Sell	1/18/12	266,315	266,646	331

	Euro	Sell	1/18/12	424,809	442,735	17,926

	Royal Bank of Scotland PLC (The)

	Euro	Buy	1/18/12	503,247	529,263	(26,016)

	State Street Bank and Trust Co.

	Euro	Sell	1/18/12	691,577	720,610	29,033

UBS AG

	Euro	Sell	1/18/12	866,963	903,480	36,517

Putnam VT High Yield Fund 15

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $8,847,104) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Sell	1/18/12	$444,824	$442,900	$(1,924)

	Canadian Dollar	Buy	1/18/12	53,086	53,167	(81)

	Euro	Sell	1/18/12	504,930	526,162	21,232

Total						$259,540

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$835,092	$281,448	$—

Capital goods	207,770	—	—

Communication services	1,054,445	—	—

Consumer cyclicals	1,680,745	—	3,902

Consumer staples	871,425	—	69,375

Energy	1,912,255	606,152	8,329

Financials	232,409	—	—

Total common stocks	6,794,141	887,600	81,606

Convertible bonds and notes	—	$2,808,800	—

Convertible preferred stocks	—	5,802,475	—

Corporate bonds and notes	—	324,047,812	562,801

Preferred stocks	—	1,477,355	—

Senior loans	—	20,724,459	1,786,500

Warrants	114,739	644	59,772

Short-term investments	8,825,493	—	—

Totals by level	$15,734,373	$355,749,145	$2,490,679

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$259,540	$—

Totals by level	$—	$259,540	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/11

Assets

Investment in securities, at value, including (Note 1):

Unaffiliated issuers (identified cost $375,324,785)	$365,148,704

Affiliated issuers (identified cost $8,825,493) (Notes 1 and 6)	8,825,493

Cash	1,105,244

Dividends, interest and other receivables	7,334,212

Receivable for shares of the fund sold	145,273

Receivable for investments sold	193,547

Receivable for sales of delayed delivery securities (Note 1)	23,940

Unrealized appreciation on forward currency contracts (Note 1)	291,730

Total assets	383,068,143

Liabilities

Payable for investments purchased	1,786,500

Payable for shares of the fund repurchased	263,277

Payable for compensation of Manager (Note 2)	187,204

Payable for investor servicing fees (Note 2)	30,427

Payable for custodian fees (Note 2)	10,140

Payable for Trustee compensation and expenses (Note 2)	143,278

Payable for administrative services (Note 2)	920

Payable for distribution fees (Note 2)	21,069

Unrealized depreciation on forward currency contracts (Note 1)	32,190

Other accrued expenses	116,298

Total liabilities	2,591,303

Net assets	$380,476,840

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$444,584,776

Undistributed net investment income (Note 1)	30,350,940

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(84,532,736)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(9,926,140)

Total — Representing net assets applicable to capital shares outstanding	$380,476,840

Computation of net asset value Class IA

Net assets	$283,941,623

Number of shares outstanding	42,966,759

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.61

Computation of net asset value Class IB

Net assets	$96,535,217

Number of shares outstanding	14,720,321

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.56

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of operations
Year ended 12/31/11

Investment income

Interest (net of foreign tax of $9,912) (including interest income of $5,745 from investments in affiliated issuers) (Note 6)	$34,129,068

Dividends	741,983

Total investment income	34,871,051

Expenses

Compensation of Manager (Note 2)	2,400,678

Investor servicing fees (Note 2)	420,002

Custodian fees (Note 2)	25,569

Trustee compensation and expenses (Note 2)	32,410

Administrative services (Note 2)	12,423

Distribution fees — Class IB (Note 2)	282,214

Other	228,725

Total expenses	3,402,021

Expense reduction (Note 2)	(3,028)

Net expenses	3,398,993

Net investment income	31,472,058

Net realized gain on investments (Notes 1 and 3)	8,021,161

Net realized loss on foreign currency transactions (Note 1)	(191,282)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	411,995

Net unrealized depreciation of investments during the year	(30,684,000)

Net loss on investments	(22,442,126)

Net increase in net assets resulting from operations	$9,029,932

Statement of changes in net assets

	Year ended	Year ended
	12/31/11	12/31/10

Increase (decrease) in net assets

Operations:

Net investment income	$31,472,058	$32,924,939

Net realized gain on investments and foreign currency transactions	7,829,879	14,404,344

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(30,272,005)	8,708,101

Net increase in net assets resulting from operations	9,029,932	56,037,384

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(24,690,837)	(23,257,119)

Class IB	(9,095,385)	(8,442,002)

Decrease from capital share transactions (Note 4)	(33,443,712)	(13,091,464)

Total increase (decrease) in net assets	(58,200,002)	11,246,799

Net assets:

Beginning of year	438,676,842	427,430,043

End of year (including undistributed net investment income of $30,350,940 and $32,626,964, respectively)	$380,476,840	$438,676,842

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/11	$7.03	.51	(.37)	.14	(.56)	(.56)	$6.61	1.85	$283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	7.03	14.54	315,694.75		7.91	73

12/31/09	5.00	.47	1.81	2.28	(.64)	(.64)	6.64	50.92	310,578	.73[e]	8.29[e]	63

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063	.72[e]	8.37[e]	24

12/31/07	7.83	.58	(.33)	.25	(.63)	(.63)	7.45	3.17	360,197	.73[e]	7.67[e]	43

Class IB

12/31/11	$6.97	.49	(.36)	.13	(.54)	(.54)	$6.56	1.75	$96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

12/31/09	4.96	.46	1.80	2.26	(.62)	(.62)	6.60	50.79	116,853	.98[e]	8.05[e]	63

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287	.97[e]	8.11[e]	24

12/31/07	7.78	.56	(.34)	.22	(.61)	(.61)	7.39	2.79	152,715	.98[e]	7.42[e]	43

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.10%

12/31/08	0.10

12/31/07	0.06

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Notes to financial statements 12/31/11

Note 1 — Significant accounting policies

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, with a secondary objective of capital growth when consistent with achieving high income, by investing mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (some times referred to as “junk bonds”), and have intermediate-to-long-term maturities (three years or longer). The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period January 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to

20 Putnam VT High Yield Fund

economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $30,185 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2011, the fund had a capital loss carryover of $84,268,999 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$11,865,538	$—	$11,865,538	12/31/12

6,791,658	—	6,791,658	12/31/13

728,766	—	728,766	12/31/14

28,491,807	—	28,491,807	12/31/16

36,391,230	—	36,391,230	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest, and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $38,140 to increase undistributed net investment income and $8,994,059 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $8,955,919.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$15,182,660
Unrealized depreciation	(25,622,477)

Net unrealized	(10,439,817)
Undistributed ordinary income	30,947,514
Capital loss carryforward	(84,268,999)

Cost for federal income tax purposes	$384,414,014

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will

Putnam VT High Yield Fund 21

be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.8% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,341 under the expense offset arrangements and by $1,687 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $293, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $230,340,204 and $264,740,539, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/11		Year ended 12/31/10		Year ended 12/31/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,787,507	$25,726,788	4,707,946	$31,178,357	12,515,180	$82,245,857	3,659,298	$24,701,895

Shares issued in connection with
reinvestment of distributions	3,674,232	24,690,837	3,639,612	23,257,119	1,361,585	9,095,385	1,327,359	8,442,002

	7,461,739	50,417,625	8,347,558	54,435,476	13,876,765	91,341,242	4,986,657	33,143,897

Shares repurchased	(9,423,700)	(63,349,032)	(10,168,030)	(67,376,561)	(16,793,809)	(111,853,547)	(5,065,306)	(33,294,276)

Net decrease	(1,961,961)	$(12,931,407)	(1,820,472)	$(12,941,085)	(2,917,044)	$(20,512,305)	(78,649)	$(150,379)

22 Putnam VT High Yield Fund

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$291,730	Payables	$32,190

Equity contracts	Investments	175,155	—	—

Total		$466,885	—	$32,190

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Forward currency contracts	Total

Foreign exchange contracts	$—	$(202,657)	$(202,657)

Equity contracts	34,981	—	34,981

Total	$34,981	$(202,657)	$(167,676)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Forward currency contracts	Total

Foreign exchange contracts	$—	$421,194	$421,194

Equity contracts	(135,521)	—	(135,521)

Total	$(135,521)	$421,194	$285,673

* For the reporting period, the transaction volume for warrants was minimal.

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,745 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $148,105,034 and $149,271,315, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the fund’s financial statements.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT High Yield Fund 23

Federal tax information (Unaudited)

The fund designated 1.68% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

24 Putnam VT High Yield Fund

## About the Trustees

| | Name<br>Year of birth<br>Position held | Principal occupations during past five years | Other directorships |
|---|---|---|---|
| **Independent Trustees** | | | |
|  | **Ravi Akhoury**<br>Born 1947<br>Trustee since 2009 | Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. | Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company |
|  | **Barbara M. Baumann**<br>Born 1955<br>Trustee since 2010 | President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Denver. | SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer |
|  | **Jameson A. Baxter**<br>Born 1943<br>Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011 | President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter. | None |
|  | **Charles B. Curtis**<br>Born 1940<br>Trustee since 2001 | Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations. | Edison International; Southern California Edison |
|  | **Robert J. Darretta**<br>Born 1946<br>Trustee since 2007 | Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade. | UnitedHealth Group, a diversified health-care company |
|  | **John A. Hill**<br>Born 1942<br>Trustee since 1985 and Chairman from 2000 to 2011 | Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management. | Devon Energy Corporation, a leading independent natural gas and oil exploration and production company |
|  | **Paul L. Joskow**<br>Born 1947<br>Trustee since 1997 | Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. | TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services |
|  | **Elizabeth T. Kennan**<br>Born 1938<br>Trustee from 1992 to 2010 and since 2012 | Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill. | Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system |
|  | **Kenneth R. Leibler**<br>Born 1949<br>Trustee since 2006 | Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm. | Northeast Utilities, which operates New England's largest energy delivery system |
|  | **Robert E. Patterson**<br>Born 1945<br>Trustee since 1984 | Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center. | None |

Putnam VT High Yield Fund 25

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President
Compliance Liaison	Since 2004
Since 2004	Director of Trustee Relations, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Chief of Operations, Putnam Investments and Putnam Management	Since 1993

Janet C. Smith (Born 1965)	Michael Higgins (Born 1976)
Vice President, Assistant Treasurer and Principal Accounting Officer	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2007	Since 2010
Director of Fund Administration Services, Putnam Investments and	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Chief Compliance Officer, Putnam Investments, Putnam Management,	Since 2000
and Putnam Retail Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services, Putnam Management
Director of Operational Compliance, Putnam Investments and Putnam
Retail Management

Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer
Since 2011
General Counsel, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

26 Putnam VT High Yield Fund

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Putnam VT High Yield Fund 27

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28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	272231 2/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2011	$95,878	$--	$4,391	$ —
December 31, 2010	$83,624	$--	$4,276	$287*

*	Includes fees of $287 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended December 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2011and December 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $131,773 and $282,783 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2011	$ —	$107,505	$ —	$ —

December 31, 2010	$ —	$227,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012